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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)): JULY 14, 2006


                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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

              MICHIGAN                            0-16640                       38-2606280
              --------                            -------                       ----------
    (State or other jurisdiction                Commission                   (I.R.S. Employer
  of incorporation or organization)             File Number                  Identification No.)
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                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
FD DISCLOSURE

      On July 14, 2006, registrant announced results of operations for the quarter ended June 30, 2006, as set forth in the press release included as
      Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

      On July 14, 2006, registrant announced the declaration of a cash dividend, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

            99.1 Press Release dated July 14, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        United Bancorp, Inc.
                                        (Registrant)
                                        By:

Date:  July 14, 2006                       /S/ Dale L. Chadderdon
                                           -----------------------------------
                                           Dale L. Chadderdon
                                           Executive Vice President and
                                           Chief Financial Officer




                                       2
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                                  EXHIBIT INDEX


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EXHIBIT NO.                DESCRIPTION
99.1                       Press Release dated July 14, 2006
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